Microsoft Word 11.0.5604;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 27, 2007
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                     0-32995                   75-2531556
(State or Other Jurisdiction of      (Commission               (IRS Employer
       Incorporation)                File Number)            Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     The information set forth under "Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" of this Report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On March 27, 2007, EnviroClean Management Services, Inc. ("EMSI"), a Texas corporation and a subsidiary of MedSolutions, Inc., a Texas corporation (the "Company"), entered into a $1,500,000 secured, one-year loan and security agreement (the "Loan Agreement") with Park Cities Bank, Dallas, Texas (the "Bank"), and Mr. Matthew H. Fleeger and Mr. Winship B. Moody, Sr. (collectively, the "Guarantors"). The terms of the Loan Agreement provide EMSI with a $1,500,000 revolving line of credit, subject to certain downward adjustments from time to time based upon the value of the collateral securing the line of credit. The performance by EMSI of its obligations under the Loan Agreement is secured by all of EMSI's personal property, including without limitation its account receivables, and a first-lien mortgage deed of trust on EMSI's facility located in Garland, Texas, and is unconditionally guaranteed by the Guarantors.

     The proceeds of the borrowings under the Loan Agreement may only be used for general corporate purposes, including without limitation providing working capital to EMSI for the purposes of financing its operations, production and marketing and sales efforts, costs related to the expansion of EMSI's business operations, and the acquisition of the assets of businesses engaged in businesses the same as, similar to, or complementary to EMSI's business operations.

     Borrowings under the Loan Agreement will bear interest at the lesser of (1) a fluctuating rate of interest equal to 1.0% in excess of the prime rate as designated in the Money Rates Section of the Wall Street Journal from time to time or (2) the maximum rate permissible by applicable law. Accrued and unpaid interest under the Loan Agreement is payable on the first day of each month commencing on April 1, 2007. In addition, EMSI paid an origination fee to the Bank in the amount of $15,000.

     The Loan Agreement contains, among other provisions, conditions precedent, covenants, representations and warranties and events of default customary for facilities of this size, type and purpose. Negative covenants include certain restrictions or limitations on, among other provisions, the incurrence of indebtedness; liens; investments, loans and advances; restricted payments, including dividends; consolidations and mergers; sales of assets (subject to customary exceptions for sales of inventory in the ordinary course and sales of equipment in connection with the replacement thereof in the ordinary course); and changes of ownership or control of EMSI. Affirmative covenants include covenants regarding, among other provisions, financial reporting.

     The Loan Agreement will mature and expire on April 1, 2008, at which time all outstanding amounts under the Loan Agreement will be due and payable. The outstanding amounts under the Loan Agreement may be prepaid by EMSI at any time without penalty, and any principal amounts borrowed and repaid thereunder may be reborrowed by EMSI prior to the maturity date so long as the aggregate principal amount outstanding at any time does not exceed the $1,500,000 maximum loan commitment (as subject to downward adjustment based on the value of the collateral as described above). Under certain conditions the loan commitment under the Loan Agreement may be terminated by the Bank and amounts outstanding under the Loan Agreement may be accelerated. Bankruptcy and insolvency events with respect to EMSI or either of the Guarantors will result in an automatic termination of lending commitments and acceleration of the indebtedness under the Loan Agreement. Subject to notice and cure periods in certain cases, other events of default under the Loan Agreement will result in termination of lending commitments and acceleration of indebtedness under the Loan Agreement at the option of the Bank. Such other events of default include failure to pay any principal and/or interest when due, failure to comply with covenants, breach of representations or warranties in any respect, non-payment or acceleration of other material debt of EMSI or the Guarantors, the death of either Guarantor of the termination of either of their guaranties, certain judgments against EMSI or a Guarantor, a material adverse change in the business or financial condition of EMSI or either Guarantor, or if the Bank in good faith deems itself insecure.

     The description contained in this Item 2.03 of the terms and conditions of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement and the revolving note issued by EMSI to the Bank in connection therewith, copies of which are attached to this Report as Exhibits
10.1 and 10.2, respectively.

Item 3.02. Unregistered Sale of Equity Securities

     On March 1, 2007, the Company provided written notice to Tate Investments, LLC, a Wisconsin limited liability company (the "Investor"), that the Company intended to prepay in full on April 2, 2007 all outstanding principal and interest owed by the Company to the Investor pursuant to (1) that certain 10% Senior Convertible Note issued by the Company to the Investor on July 15, 2005 in the principal amount of $1,000,000 (the "2005 Note), and (2) that certain Convertible Secured Promissory Note issued by the Company to the Investor on March 15, 2006 in the principal amount of $500,000 (the "2006 Note," and together with the 2005 Note, the "Notes"). The 2005 Note was issued by the Company in connection with that certain Investment Agreement dated July 15, 2005 between the Company and the Investor (the "Investment Agreement"). The Company intended to use the proceeds of the Loan Agreement described in Item 2.03 above to prepay the Notes.

     On March 30, 2007, the Investor provided written notice to the Company in accordance with the terms of the Notes and the Investment Agreement that, effective as of such date, the Investor had elected, in lieu of receiving prepayment on the Notes, to convert all of the principal outstanding under the Notes into shares of the Company's common stock, par value $0.001 (the "Common Stock"). As of March 30, 2007, (1) the outstanding principal amount of the 2005 Note was $1,000,000, which amount was converted into 1,818,182 shares of Common Stock at a conversion price of $0.55 per share, and (2) the outstanding principal amount of the 2006 Note was $500,000, which amount was converted into 588,235 shares of Common Stock at a conversion price of $0.85 per share.

     The issuance of the shares of Common Stock upon the conversion of the Notes was exempted from registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on Section 3(a)(9) of the Securities Act, Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits. The following Exhibits are filed as part of this report:

               10.1 Loan and Security Agreement dated as of March 27, 2007, by and among EnviroClean Management Services, Inc., Park Cities Bank, Matthew H. Fleeger and Winship B. Moody, Sr.

               10.2      $1,500,000   Revolving   Note  issued  by   EnviroClean
                         Management Services, Inc. to Park Cities Bank on March 27, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDSOLUTIONS, INC.

Date: April 2, 2007                        By:  /s/ Matthew H. Fleeger
                                                --------------------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

10.1 Loan and Security Agreement dated as of March 27, 2007, by and among EnviroClean Management Services, Inc., Park Cities Bank, Matthew H. Fleeger and Winship B. Moody, Sr.

10.2 $1,500,000 Revolving Note issued by EnviroClean Management Services, Inc. to Park Cities Bank on March 27, 2007.